Piper Sandler 34th Annual Healthcare Conference November 30, 2022 Exhibit 99.1

Disclaimer Forward-Looking Statements This presentation includes “forward-looking statements” as that term is defined in Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are generally identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “forecast,” “outlook,” “target,” “endeavor,” “seek,” “predict,” “intend,” “strategy,” “plan,” “may,” “could,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” or the negative thereof or variations thereon or similar terminology generally intended to identify forward-looking statements. All statements, other than historical facts, are forward-looking statements. These forward-looking statements are based on Neogen’s current expectations and are subject to risks and uncertainties, which may cause actual results to differ materially from those stated or implied by such forward-looking statements. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of forward-looking statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such forward-looking statements include, among others, the success of the recently completed combination with the food safety business of 3M Company, limitations or restrictions on Neogen’s activities arising in connection with the transaction, competition and our ability to develop and market new products, recruitment, retention and dependence on key employees, economic conditions affecting the agriculture and food production industries, effects of the ongoing COVID-19 pandemic on our business, supply chain disruption , higher interest rates and inflation, risks relating to international operations and expansion into new geographical markets, identification and integration of acquisitions, research and development risks, patent and trade secret protection, government regulation and other risk factors detailed from time to time in Neogen’s reports filed with the SEC, including Neogen’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed with the Securities and Exchange Commission, including documents filed with the Securities and Exchange Commission in connection with the recently completed transaction with 3M Company. The foregoing list of important factors is not exclusive. Any forward-looking statements speak only as of the date of this presentation. Neogen expressly disclaims any obligation to update any forward-looking statements, whether as a result of new information or developments, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements. Non-GAAP Financial Information This presentation includes Adjusted EBITDA and Adjusted EBITDA Margin, which are non-GAAP financial measures. These non-GAAP financial measures are presented for informational purposes only and should not be regarded as a replacement for corresponding GAAP measures. In regards to the forward-looking non-GAAP Adjusted EBITDA and Adjusted EBITDA Margin measures included in this presentation, we are not able to reconcile such metrics to the closest corresponding GAAP measures without unreasonable efforts because we are unable to predict the ultimate outcome of certain significant items.

We will continue to play a key role in enhancing the safety, quality and quantity of the global food supply for our rapidly growing population Neogen’s Mission and Vision for the Future The mission of Neogen Corporation is to be the leading company in the development and marketing of solutions for food and animal safety Our VISION for the FUTURE For almost 40 years, we have been committed to improving the security of the global food supply

A Unified Food Security Solution Genomic Improvement Regulatory Focus Biosecurity & Hygiene Diagnostic Screening Processing Testing and Compliance Consumer Agriculture and Farm Production Feed Production Food Security

Neogen and 3M Food Safety – A Compelling Combination

Creating a Global Leader in Food Security

Neogen		3M Food Safety		Combined Company
A leading pure-play food security company, spanning food safety, animal safety and genomics	+	A leader in food safety solutions	→	**Broader** product offerings to enhance customer solutions
Comprehensive product offerings and deep customer relationships		A leading Indicator Testing brand with Petrifilm™ and expanded product offering serving a global customer base		**Increased** resources to serve global customers
Double-digit long-term revenue growth track record through strong organic growth and M&A		Double-digit long-term revenue growth track record		**Shared** innovation expertise and customer focus
Established genomics, analytics and blockchain capabilities		Premium margin profile with >95% revenue from consumable products		**~$1 billion** expected revenue trajectory
Strong management team with >2,000 talented employees globally		~470 talented employees globally		**~10%** expected long-term revenue growth rate
				~30% expected adjusted EBITDA margin

NEOGEN CORPORATION

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©2022 Neogen Corporation. All rights reserved.

Combined Company Well-Positioned to Address Global Food Security Challenges

Serving Large and Growing Markets…

	Est. Market Size	Est. LT Growth Rate
Food Safety	$22B	6 – 8%
Animal Safety	$55B	4 – 6%
Genomics	$1B	10 – 15%



Served Addressable Market (SAM)

…with Attractive Long-Term Fundamentals…

Significant Tailwinds

- Increasing health conscious consumers
- Increasing food allergies
- COVID crisis impact on food safety concerns
- Rising incomes in emerging markets
- Technology innovation leading to broader adoption of testing across supply chain
- Increasing incidents with pathogen contamination

Increasing Supply Chain Complexity



Processor
Manufacturer
Grower
Regulator
Consumer
Retailer
Shipper

…Addressed by a Comprehensive Offering of Global Solutions

Product Mix



% Revenue
Genomics ~10%
Indicator Testing ~25%
Animal Safety ~20%
Other Food Safety ~5%
Culture Media ~5%
Toxins, Allergens & Residues ~10%
Bacterial & Sanitation ~25%

Geographic Mix



% Revenue
Australia/NZ ~5%
EMEA ~15%
Latin America ~10%
Asia Pacific ~15%
North America ~55%

Significant opportunity to achieve long-term success in this attractive and rapidly growing category

NEOGEN CORPORATION

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©2022 Neogen Corporation. All rights reserved.

3M Food Safety Acquisition – Integration Update Acquisition of 3M Food Safety business closed on Sept 1, 2022 Investment thesis firmly intact – creation of the global food security leader with the scale to leverage innovation and focused operational execution to drive growth and margin expansion High quality of the acquired business has been affirmed – integration activities proceeding to plan Focus on investing in the business to drive growth has energized employees Jumping-off point for combined business meaningfully impacted by external headwinds that have arisen since acquisition announcement – expected to be transient in nature FX Transition manufacturing backlog Slowing macro Expect to achieve targeted $1B in revenue and $300M in adjusted EBITDA during fiscal year ending May 2025 World-class food security company well-positioned to capitalize on resilient end markets and leverage complementary capabilities to deliver premium financial results

Committed to delivering financial targets despite external headwinds that have arisen since the acquisition announcement Original acquisition thesis remains firmly intact – integration activities progressing and have uncovered additional opportunities Combination of complementary food safety leaders creating a pure-play food security company with ~$1 billion revenue trajectory Concluding Perspectives Compelling value creation opportunity for shareholders through synergies and enhanced financial metrics